Evergreen Offit VA U.S. Government Securities Fund: Annual Report as of December 31, 2002

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER INTERVIEW
7	FINANCIAL HIGHLIGHTS
8	SCHEDULE OF INVESTMENTS
9	STATEMENT OF ASSETS AND LIABILITIES
10	STATEMENT OF OPERATIONS
11	STATEMENTS OF CHANGES IN NET ASSETS
12	NOTES TO FINANCIAL STATEMENTS
16	INDEPENDENT AUDITORS’ REPORT
17	ADDITIONAL INFORMATION
20	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

February 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the annual report for the Evergreen Offit VA U.S. Government Securities Fund, which covers the 12-month period ended December 31, 2002.

Market analysis

The year ended December 31, 2002, was yet another challenging period for investors. Market volatility in the financial markets was attributed to the disappointing fundamentals of a weaker-than-expected recovery and the financial scandals at Enron, WorldCom and Tyco. If these challenges were not enough, investors also had to contend with the uncertain geopolitical situation, with the potential for war and possible terror attacks weighing heavily on everyone’s minds. Many investors chose to reduce their exposure to the equity markets as stocks declined for the third consecutive year, a phenomenon that had not occurred in more than six decades. Bonds were led by the strength in Treasuries, whose traditional safe-haven status attracted throngs of investors. At one point, the yield on 10-year U.S. Treasuries fell below 3.6% despite a $150 billion federal budget deficit. Cash levels also rose with an estimated $6.5 trillion sitting on the sidelines, an amount equivalent to two-thirds of total U.S. gross domestic product (GDP).

As the year began, optimism swirled that the momentum in fourth-quarter GDP would translate into a solid recovery with improved corporate profitability. After all, the economy grew and the equity markets had soared in the wake of the terrorist attacks, and the appearance of stability was welcome by investors across the land. Most believed that the recession was over, the recovery would gain traction, and the financial markets would recover.

But the first disappointment came from Enron. First-quarter GDP was strong and investors were initially optimistic, yet as the story of the scandal spread, dragging down Arthur Andersen and overall confidence in the accounting industry, investor optimism quickly waned. Other issues of corporate malfeasance surfaced and it soon became evident that Enron was not an isolated scandal. These disturbing revelations were compounded by weaker-than-expected earnings for the first quarter and slower-than-projected economic growth during the second quarter.

Of the accounting scandals that emerged during the first half of the year, the knockout punch for the market came with WorldCom’s announcement of a $2.7 billion restatement of earnings at the beginning of the summer. No one believed this to be the final revelation, and leadership in Washington took needed steps to restore investor confidence. President Bush, members of Congress, and the SEC all became involved. Legislation was created in the form of the Sarbanes-Oxley Act of 2002, requiring new procedures for financial reporting and outlining the punishment for corporate criminals. Corporate CEOs and CFOs are

LETTER TO SHAREHOLDERS continued

now required to sign the financial statements submitted to the SEC. Despite such steps, investor confidence lost ground and the markets slid to a new low in July.

By mid-summer, just as investors were regaining hope regarding the integrity of financial reporting, saber rattling with Iraq increased and economic growth weakened. The anniversary of the September 11 attacks rekindled fears of potential terrorism, and third-quarter GDP was well below forecast. Earnings estimates were ratcheted downward yet again, and all eyes turned to Federal Reserve Board chairman Alan Greenspan. The Fed opted to change its policy bias toward easing at the October meeting, but ultimately surprised investors with a larger than expected 50-basis point cut in early November. The success of Republicans in the mid-term elections also appeared to favor investors, and the equity markets, which rallied in anticipation of these two events, finished the year with a positive quarter. Despite bouncing off the October lows, equities finished the year in negative territory. Bonds, however, provided handsome returns, as Treasuries, corporates and municipals all benefited from low inflation and an accommodating Fed. Proper asset allocation once again confirmed that a diversified portfolio provided greater opportunity for the success of long-term investors.

International equity markets also had a difficult year as a lack of meaningful economic growth and slack corporate profitability became a global phenomenon. The European Central Bank (ECB) was caught in a balancing act between supporting its new currency, the euro, and watching a slowdown in pan-European economic activity. While inflation was moderate in the larger continental countries, unemployment remained an issue. Corporate profitability also remained weak and gave no lift to market averages. Asia was again dominated by the ongoing lethargy of the Japanese economy and the inability of the country’s political leadership to implement viable solutions to end their decade-long recession. Emerging markets were mixed as Asian markets (excluding Japan) rebounded, while Latin America was affected by setbacks in Argentina and Brazil.

Looking ahead, we believe the U.S. economy will continue its moderate path of recovery in 2003. We project GDP growth in the range of 3%, supported by mild levels of personal consumption and a gradual improvement in business spending. Manufacturing may continue to inch along in the first half of the year, yet services should build on under-appreciated strength in that sector during 2002. The outlook for inflation remains positive for consumers, yet businesses will once again be challenged by a lack of meaningful pricing power, preventing the traditional surge in corporate earnings common in early-cycle recoveries. Unemployment will likely remain in the 6% range, yet investors need to keep in mind that this is a relatively healthy rate compared to the two most recent economic recoveries, when the jobless rate climbed above 10% in 1983 and approached 8% in 1992.

In our opinion, gradually improving fundamentals, including solid productivity growth, could keep the Fed on the sidelines for at least the first half of 2003. Since January 2001, the Fed has reduced short-term interest rates by more than 80%. We believe this aggressive easing cycle helped prevent many of the extreme consequences of prior recessions, while enabling the economy to muddle through the initial stages of recovery in a very uncertain global environment. Given the mild pace of recovery and the questionable geopolitical situation, we expect monetary policymakers to keep interest rates steady,

LETTER TO SHAREHOLDERS continued

while continuing to increase liquidity to fend off deflation. As clarity improves on the global picture, and demand strengthens domestically, we believe the Fed will begin a gradual tightening policy in the second half of the year.

While the Fed’s position on interest rates may limit gains in the Treasury market, we do not anticipate a bear market for bonds in 2003. The potential for expected stability in rates during the first half of the year may bode well for the mortgage securities market. We believe corporate bonds should continue to generate gains, as historically wide spreads contract. A positive bias in corporate earnings should support this trend. We believe the best total return opportunity for risk-oriented fixed income investors may lie in the high yield market. After not participating in the bond market gains of the past two years, this area appears poised for success given its historical correlation to a strengthening economy and an improving equity market. Spreads relative to Treasuries in this area are wider than historical averages, suggesting potentially attractive upside possibilities.

Moving to equities, we are optimistic about the potential for stocks in 2003. After three years of declines, we believe equities are better positioned for possible growth in the coming year. A steady pace of economic growth could enable companies in the Standard & Poor’s 500 Index to generate operating profit growth in the range of 8% over the next 12 months. Surprisingly, current valuations suggest there is little need to overweight portfolios either by investment style or market capitalization. Consequently, we believe a diversified approach to equities may benefit investors as the markets attempt to balance the improvement of domestic fundamentals in an uncertain world.

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of December 31, 2002

“. . . we believe that interest rates may soon increase and that Treasuries may begin to underperform in the coming months.”

MANAGEMENT TEAM

Jonathan E. Lewis
Customized Fixed Income Team Lead Manager

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 4/1/1999	Class 1
Class Inception Date	4/1/1999

Average Annual Return

1 year	9.96%

Since portfolio inception	7.34%

30-day SEC yield	1.94%

12-month income dividends per share	$0.69

12-month capital gain distributions per share	$0.33

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Offit VA U.S. Government Securities Fund Class 1 shares,1 versus a similar investment in the Lehman Brothers Intermediate Treasury Bond Index (LBITBI), the Merrill Lynch 1-10 Year U.S. Treasury/Agency Index (ML1-10TAI), the Merrill Lynch 5-Year U.S. Treasury Index (ML5YTI) and the Consumer Price Index (CPI).

The LBITBI, the ML1-10TAI and the ML5YTI are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class 1 prior to November 8, 2002, is based on the performance of the Select shares of the fund’s predecessor fund, Offit VIF U.S. Government Securities Fund.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of December 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class 1 shares had a total return of 9.96% for the 12-month period ended December 31, 2002. During the same period, the Lehman Brothers Intermediate Treasury Bond Index (LBITBI) returned 9.28%, while the median return of funds in the Lipper Variable Annuity General U.S. Government Funds Classification was 9.77%. Lipper is an independent monitor of mutual fund performance.

The Customized Fixed Income Team began managing the fund during November 2002. At that time, management deemed it appropriate to change the fund’s benchmark to the LBITBI. Previously, the fund was benchmarked to the Merrill Lynch 5-Year U.S. Treasury Index and the Merrill Lynch 1-10 Year U.S. Treasury/Agency Index.

What was the investment environment like during the period?

The backdrop for U.S. government securities was generally favorable during 2002. It was a period characterized by scandals involving accountants, financial analysts and corporate executives that tore gaping holes in the credibility of the financial statements underlying the stock and corporate bond markets. Corporate bankruptcies and credit downgrades increased sharply, while the financial conditions of most state governments deteriorated -- some alarmingly. As the air rushed from the previous speculative bubble, investor appetite for risk declined. This aversion to risk affected the underlying economy as well as the capital markets. Industrial leaders were reluctant to hire or make long-term investments. Bank lending policies grew more restrictive.

In the fixed income area, investors gravitated toward the most conservative investments. As a result, U.S. government securities were the best performing fixed income assets during the 12-month period.

What was your strategy during the period?

We managed the fund to maximize total return through investments in intermediate-term bonds in the government sector. In this volatile environment, the fund achieved this objective while being sensitive to the needs of investors to preserve capital.

Several days before the end of the fiscal year, the fund experienced a significant redemption, which dramatically affected the size of the fund. In response to this redemption, we liquidated the entire portfolio, investing the remaining assets in short-term U.S. Treasury and government agency securities. This resulted in a much shorter duration for the fund at the end of the 12-month period than was typical for the entire year.

PORTFOLIO COMPOSITION
(as a percentage of 12/31/2002 portfolio assets)

U.S. Agency Obligations	52.6%

U.S. Treasury	33.4%

Mutual Fund Shares	14.0%

What is your outlook for the next 12 months?

We saw some interesting trend reversals in the fourth quarter of 2002 that we believe offer important leading evidence to suggest that interest rates may begin to rise.

PORTFOLIO MANAGER INTERVIEW continued

During the last months of the year, when the markets were consumed by fears of a double-dip recession, the slope of the yield curve steepened. The yield curve tracks the distance between the yields of long-term and short-term securities; a steepening curve indicates the distance between those yields is increasing. A steeper yield curve typically forecasts accelerating economic growth, not recession, and increasing expectations of inflation, rather than deflation.

The price of commodities is another important indicator of interest rate direction and inflation expectations. Commodity prices actually rose during 2002. For example, the Commodity Research Bureau Index rose from 190 at the end of 2001 to 235 at the end of 2002. This broad index measures the prices of a group of commodities including natural gas, crude oil, copper, gold and wheat. Typically, commodity prices rally for two reasons: either demand has strengthened or an accommodating monetary policy has resulted in more money available to buy the same amount of goods.

Together, the steepening yield curve and rising commodity prices are raising warning flags for bond investors. In addition, investors interested in long-duration assets also should pause because of recent economic data. Home sales and home construction have remained firm and consumer spending has been persistent. Meanwhile, corporate profits are beginning to rise again.

Given all of these considerations, we believe that interest rates may soon increase and that Treasuries may begin to underperform in the coming months.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,				Year Ended
	2002[1,2]	2001	2000	1999[3]	September 25, 1998[4]
CLASS 1
Net asset value, beginning of period	$11.16	$10.92	$9.94	$10.00	$10.00[5]
Income from investment operations
Net investment income	0.40	0.49	0.36	0.34	0
Net realized and unrealized gains or losses on securities	0.69	0.22	0.84	-0.40	0.23
Total from investment operations	1.09	0.71	1.20	-0.06	0.23

Distributions to shareholders from
Net investment income	-0.69	-0.46	-0.22	0	0
Net realized gains	-0.33	-0.01	0	0	0
Total distributions to shareholders	-1.02	-0.47	-0.22	0	0

Net asset value, end of period	$11.23	$11.16	$10.92	$9.94	$10.23
Total return[6]	9.96%	6.52%	12.02%	-0.60%	2.30%
Ratios and supplemental data
Net assets, end of period (thousands)	$3,879	$40,714	$36,486	$17,332	$0
Ratios to average net assets
Expenses[7]	0.58%	0.60%	0.60%	0.60%[8]	0.60%[8]
Net investment income	3.47%	4.69%	5.81%	5.08%[8]	4.04%[8]
Portfolio turnover rate	529%	244%	538%	130%	107%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  As of the close of business on November 8, 2002, Evergreen Offit VA U.S. Government Fund acquired the net assets of OFFIT VIF U.S. Government Securities Fund ( OFFIT Fund ). OFFIT Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to November 11, 2002 are those of OFFIT Fund.

3.  For the period from April 1, 1999 to December 31, 1999. The fund recommenced operations on April 1, 1999, at a NAV of $10.00.

4.  For the period from August 24, 1998 (commencement of operations), to September 25, 1998. The last remaining outstanding shares were redeemed on September 25, 1998.

5.  NAV initial offering price.

6.  Total return does not reflect charges attributable to your insurance company's separate account.

7.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

8.  Annualized.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

December 31, 2002

	Credit Rating ^	Principal Amount	Value

U. S. GOVERNMENT & AGENCY OBLIGATIONS 52.8%
FHLB, 1.23%, 01/15/2003	AAA	$ 550,000	$ 549,756
FHLMC, 1.23%, 01/17/2003	AAA	700,000	699,641
FNMA, 1.25%, 01/15/2003	AAA	800,000	799,639
2,049,036
U. S. TREASURY OBLIGATIONS 33.5%
U.S. Treasury Bills, 1.77%, 01/16/2003	AAA	1,300,000	1,299,479

		Shares	Value

SHORT-TERM INVESTMENTS 14.1%
MUTUAL FUND SHARES 14.1%
Evergreen Institutional Money Market Fund (o)		546,509	546,509
Total Investments (cost $3,895,024) 100.4%			3,895,024
Other Assets and Liabilities (0.4%)			(16,343)
Net Assets 100.0%			$ 3,878,681

^	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
(o)	The advisor to the fund and the advisor of the money market fund are each a division of Wachovia Corporation.

Summary of Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

Assets
Market value of securities (cost $3,985,024)	$ 3,895,024
Receivable for securities sold	6,348,000
Interest receivable	43

Total assets	10,243,067

Liabilities
Payable for securities purchased	6,341,438
Advisory fee payable	8,817
Due to other related parties	21
Accrued expenses and other liabilities	14,110

Total liabilities	6,364,386

Net assets	$ 3,878,681

Net assets represented by
Paid-in capital	$ 297,547
Undistributed net investment income	1,181,841
Accumulated net realized gains on securities	2,399,293

Total net assets	$ 3,878,681

Shares outstanding - Class 1	345,463

Net asset value per share - Class 1	$ 11.23

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

Investment income
Interest	$ 1,380,616

Expenses
Advisory fee	120,328
Administrative services fees	41,344
Transfer agent fee	9,226
Trustees’ fees and expenses	3,685
Printing and postage expenses	8,942
Custodian fee	15,621
Professional fees	5,088
Interest expense	699
Other	2,531

Total expenses	206,622
Less: Expense reductions	(7)
Fee waivers	(8,710)

Net expenses	198,747

Net investment income	1,181,869

Net realized and unrealized gains or losses on securities
Net realized gains on securities	2,399,738
Net change in unrealized gains or losses on securities	(749,504)

Net realized and unrealized gains or losses on securities	1,650,234

Net increase in net assets resulting from operations	$ 2,832,103

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2002
	2002		2001

Operations
Net investment income		$ 1,181,869		$ 1,849,408
Net realized gains on securities		2,399,738		900,701
Net change in unrealized gains or losses on securities		(749,504)		(253,424)

Net increase in net assets resulting from operations		2,832,103		2,496,685

Distributions to shareholders from
Net investment income		(1,853,155)		(1,615,546)
Net realized gains		(889,118)		(32,850)

Total distributions to shareholders		(2,742,273)		(1,648,396)

	Shares		Shares
Capital share transactions
Proceeds from shares sold	139,956	1,632,749	322,676	3,573,782
Net asset value of shares issued in reinvestment of distributions	248,170	2,742,273	148,237	1,648,395
Payment for shares redeemed	(3,689,785)	(41,299,780)	(165,093)	(1,842,889)

Net increase (decrease) in net assets resulting from capital share transactions		(36,924,758)		3,379,288

Total increase (decrease) in net assets		(36,834,928)		4,227,577
Net assets
Beginning of period		40,713,609		36,486,032

End of period		$ 3,878,681		$ 40,713,609

Undistributed net investment income		$ 1,181,841		$ 1,853,124

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Offit VA U.S. Government Securities Fund (the “Fund”) is a non-diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

As of the close of business on November 8, 2002, the net assets of OFFIT VIF U.S. Government Securities Fund (“OFFIT Fund”), a series of The OFFIT Variable Insurance Fund, Inc., were acquired by the Fund in exchange for Class 1 shares of the Fund. As OFFIT Fund contributed the majority of the net assets and shareholders to the Fund, the accounting and performance history of OFFIT Fund has been carried forward.

The Fund offers Class 1 shares at net asset value without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

NOTES TO FINANCIAL STATEMENTS continued

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

OFFITBANK Fund Advisors, a subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.35% of the Fund’s average daily net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

Prior to September 23, 2002, PFPC Inc., an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., provided administrative, fund accounting, transfer and dividend disbursing agent services for the Fund. For its administrative services, PFPC Inc. received a fee at an annual rate starting at 0.125% and declining to 0.0275% as average daily net assets increased. For providing fund accounting services to the Fund, PFPC Inc. had received a fee of $1,250 per month plus out of pocket expenses.

During the year ended December 31, 2002, PFPC Inc. waived its fees in the amount of $8,710 which represents 0.03% of the Fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS continued

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended December 31, 2002:

Cost of Purchases		Proceeds from Sales

U.S. Government	Non-U.S.Government	U.S. Government	Non-U.S.Government

$166,276,698	$0	$200,611,698	$7,610,154

On December 31, 2002, the cost of investments for federal income tax purposes for the Fund was the same as for financial reporting purposes.

5. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds. During the year ended December 31, 2002, the Fund did not participate in the interfund lending program.

6. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2002, the components of distributable earnings on a tax basis consisted of undistributed ordinary income of $2,480,279 and undistributed long-term capital gain of $1,100,855. Additionally, short-term capital gains are considered ordinary income for income tax purposes.

The tax character of distributions paid for the year ended December 31, 2002 was $2,642,204 of ordinary income and $100,069 of long-term capital gain.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $7, which represents 0.00% of its average daily net assets.

8. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS continued

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended December 31, 2002, the Fund had average borrowings outstanding of $38,012 at a rate of 1.84% and paid interest of $699, which represents 0.00% of its average daily net assets.

10. SUBSEQUENT EVENT

Effective January 1, 2003, Evergreen Investment Management Company, LLC, a wholly-owned subsidiary of Wachovia, became the investment advisor to the Fund and is paid for its services at the same rate as its prior investment advisor.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the Evergreen Offit VA U.S. Government Securities Fund, a portfolio of Evergreen Variable Annuity Trust, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the three-year period ended December 31, 2000 were audited by other auditors whose report thereon, dated February 16, 2001, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Offit VA U.S. Government Securities, the results of its operations, changes in its net assets, and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 7, 2003

ADDITIONAL INFORMATION (unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated aggregate and per share capital gain distributions of $100,069 and $0.0374, respectively, for the fiscal year ended December 31, 2002.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL – South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219. Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $233 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of November 30, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

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service areas. Evergreen Investments was measured against 62 mutual fund service providers.

564976   2/2003

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034